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                                                                     EXHIBIT 4.1

              INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA


   Number                                                           Shares



                        AMERIVISION COMMUNICATIONS, INC.
                           ( AN OKLAHOMA CORPORATION )



                      THESE SHARES OF STOCK ARE RESTRICTED
                              ( SEE REVERSE SIDE )


This certifies that __________________________________________________is the
owner of _____________________________________________________shares of the
Capital Stock of
______________________________________________________________________________
transferable only on the books of the Corporation by the holder hereof in person by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed
                     this          day of         A.D.
                          ---------       --------    -----



         ---------------------------                 --------------------------
         SECRETARY                                   PRESIDENT


Corporate Seal

                              SHARES---$0.10---EACH


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RESTRICTIONS:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE BLUE SKY LAWS OF ANY STATE, AND THESE SHARES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR ASSIGNED IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION UNDER THE ACT OR AN OPINION OF OWNER'S COUNSEL SATISFACTORY TO COUNSEL FOR THE ISSUER THAT SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, OR PLEDGE DOES NOT INVOLVE A VIOLATION OF THE ACT OR THE BLUE SKY LAWS OF ANY STATE HAVING JURISDICTION. TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED PURSUANT TO ARTICLE VI,
SECTION 11, OF THE BYLAWS OF THE ISSUER. THE ISSUER WILL FURNISH A COPY OF SUCH BYLAWS TO THE HOLDER HEREOF, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE ISSUER AT ITS PRINCIPAL PLACE OF BUSINESS OR SUCH OTHER PLACE AS THE ISSUER MAY DESIGNATE.



               For Value Received,_______hereby sell, assign and transfer unto_______________________________________________
          ______________________________________________Shares of the
          Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint__________________ Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.
               Dated__________________
                    In presence of______________________________

          NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.